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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K


                                 Current Report


                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  February 6, 1996
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                              RYDER SYSTEM, INC.
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             (Exact name of registrant as specified in its charter)

        Florida                           1-4364                59-0739250
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(State or other jurisdiction            (Commission            (IRS Employer
    of Incorporation)                   File Number)         Identification No.)

3600 N.W. 82nd Avenue, Miami, Florida                              33166
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(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code:(305) 593-3276
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Item 5.  Other Events.

         Ryder System, Inc. (the "Company") announced its 1995 annual and fourth quarter revenue and earnings today. A copy of the Company's press release dated February 6, 1996 reporting its 1995 annual and fourth quarter revenue and earnings is attached hereto as Exhibit 99.

1.       Press Release dated February 6, 1996, issued by Ryder System, Inc.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  February 6, 1996
                                  RYDER SYSTEM, INC.




                                  By:   /s/ James M. Herron
                                        -------------------------------------
                                        Name:  James M. Herron
                                        Title: Senior Executive Vice President
                                               and General Counsel

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                                 EXHIBIT INDEX



                                                        Sequentially
                                                          Numbered
Exhibit No.                  Title                          Page
-----------                  -----                      ------------
    [S]         [C]
    99.         Press Release dated February 6, 1996,
                issued by Ryder System, Inc.